UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: February 25, 2008
(Date of earliest event reported)

NORTHERN NEW ENGLAND SPINCO INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52873	20-8210195
(State or other jurisdiction	(Commission File Number)	(I.R.S Employer
of incorporation)		Identification No.)

One Verizon Way
Basking Ridge, New Jersey	07920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — Entry into a Material Definitive Agreement
Amendment to Merger Agreement
     On February 25, 2008, Northern New England Spinco Inc. (the “Company”), a subsidiary of Verizon Communications Inc. (“Verizon”), entered into Amendment No. 5 to Agreement and Plan of Merger (the “Merger Agreement Amendment”) with Verizon and FairPoint Communications, Inc. (“FairPoint”), which amends the Agreement and Plan of Merger, dated as of January 15, 2007, by and among the Company, Verizon and FairPoint, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of April 20, 2007, Amendment No. 2 to Agreement and Plan of Merger, dated as of June 28, 2007, Amendment No. 3 to Agreement and Plan of Merger, dated as of July 3, 2007, and Amendment No. 4 to Agreement and Plan of Merger, dated as of November 16, 2007, in each case, by and among the Company, Verizon and FairPoint (the “Merger Agreement”).
     Among other things, the Merger Agreement Amendment: (i) provides for certain amendments which are required to reflect Verizon’s election of the alternative structure for the transactions contemplated by the Distribution Agreement (as described below) and (ii) extends the date on which any party may terminate the Merger Agreement to March 31, 2008, which date can be extended, by the mutual agreement of Verizon and FairPoint, for a 30-day period expiring on April 30, 2008 in order to obtain outstanding regulatory consents, and if such consents are not obtained by April 30, 2008, by mutual agreement of Verizon and FairPoint, for a 31-day period expiring on May 31, 2008.
     The foregoing description of the Merger Agreement Amendment is qualified in its entirety by reference to the Merger Agreement Amendment which is incorporated by reference as Exhibit 2.1.
Amendment to Distribution Agreement
     On February 25, 2008, the Company and Verizon entered into Amendment No. 4 to Distribution Agreement (the “Distribution Agreement Amendment”), which amends the Distribution Agreement, dated as of January 15, 2007, by and among the Company and Verizon, as amended by Amendment No. 1 to Distribution Agreement, dated as of March 30, 2007, Amendment No. 2 to Distribution Agreement, dated as of June 28, 2007, and Amendment No. 3 to Distribution Agreement, dated as of July 3, 2007, in each case, by and among the Company and Verizon (the “Distribution Agreement”), which provides, among other things, that Verizon will, pursuant to a series of restructuring transactions that will occur prior to the proposed merger, transfer or cause to be transferred by one or more of Verizon’s subsidiaries certain assets to the Company and one or more of the Company’s subsidiaries.
     Among other things, the Distribution Agreement Amendment: (i) provides for certain amendments which are required to reflect the exercise by Verizon of its right under the Distribution Agreement to elect the alternative structure for the transactions contemplated by the Distribution Agreement and (ii) allocates to the Company the responsibility for certain costs associated with the information statement prepared by Verizon.
     The foregoing description of the Distribution Agreement Amendment is qualified in its entirety by reference to the Distribution Agreement Amendment which is incorporated by reference as Exhibit 2.2.
Item 8.01 Other Events.
      On February 29, 2008, FairPoint filed a 424(b)(3) prospectus with respect to its registration statement on Form S-4 (File No. 333-141825) with the Securities and Exchange Commission, which included the information statement/prospectus of the Company and FairPoint.
     The information statement/prospectus is filed as Exhibit 99.1 hereto.
ITEM 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description
2.1	Amendment No. 5 to Agreement and Plan of Merger, dated as of February 25, 2008, by and among FairPoint, Verizon and the Company.*

2.2	Amendment No. 4 to Distribution Agreement, dated as of February 25, 2008, by and between Verizon and the Company.*

99.1	Information statement/prospectus, dated February 28, 2008, of the Company and FairPoint.

*Incorporated by reference to the exhibit of the same number to the Current Report on Form 8-K of FairPoint, as filed with the Securities and Exchange Commission on February 27, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN NEW ENGLAND SPINCO INC. (Registrant)
By:	/s/ J. Goodwin Bennett
Name:	J. Goodwin Bennett
Title:	Vice President

Date: February 29, 2008